Exhibit 10.2

      STANDARD SUBLEASE

1. PARTIES. This Sublease, dated, for reference purposes only, _____________, is made by and between BEMEL & ROSS , ("Sublessor") and LENSCARD herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental and upon all of the conditions set forth herein, that certain real property, including all improvements therin, and commonly known by the street address of 11601 WILSHIRE BLVD. #2160 LOS ANGELES, CA 90025 located in the County of LOS ANGELES, State of CALIFORNIA and generally described as (describe briefly the nature of the property) OFFICE SPACE ADJACENT TO SUITE 2150 NOW DESIGNATED AS SUITE 2160 AND FURTHER DESCRIBED IN ATTACHED FLOORPLAN ("Premises").

3. TERM.

      3.1 Term. The term of this Sublease shall be for THIRTY MONTHS commencing on DECEMBER 1, 2002 and ending on MAY 31, 2005 unless sooner terminated pursuant to any provision hereof.

      3.2 Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Sublease. Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty after the commencement date, Sublessee may, at Sublessee's option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Sublessor within said ten day period, Sublessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate the Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay cause by the acts of omissions of Sublessee. If possession is not delivered with 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, in writing, to the contrary.

4. RENT

RENT 4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $2567.96 in advance, on the FIRST day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $2567.96 as Base Rent for MARCH 2003 (NO RENT WILL BE DUE OR PAYABLE FOR THE THREE MONTHS FROM DECEMBER 1, 2002 THROUGH FEBRUARY 28, 2003 Base Rent for any period during the term hereof which is less than one month shall be a pro-rata portion of the monthly installment.

4.2 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address slated herein or to such other persons or at such other places as Sublessor may designate in writing.

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5. SECURITY  DEPOSIT.  Sublessee  shall deposit with  Sublessor  upon  execution thereof $2567.96 as security for the Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessee's option to the last assignees, if any, of Sublessee's interest hereunder) at the expiration of the
term  thereof,   and  after  Sublessee  has  vacated  the  Premises.   No  trust
relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. USE.

      6.1 Use. The Premises shall be used and occupied only for GENERAL OFFICE USE and for no other purposes.

      6.2 Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance with this warranty within six months following the commencement date, correction of that non-compliance shall be the obligation of Sublessee at its sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modifications of the Building ("Capital Expenditure"), Sublessor and Sublessee shall allocate the cost of such work as follows.
      a)    If  such  Capital  Expenditures  are  required  as a  result  of the specific and unique use of the Premises by Sublessee as compared with uses by tenants in general, Sublessee shall be fully responsible for the cost thereof provided, however, that if such Capital Expenditure is required during the last two years of this Sublease and the cost thereof exceeds six months' Base Rent, Sublessee may instead terminate this Sublease unless Sublessor notifies Sublease in writing, within ten days after receipt of Sublessee's termination notice that Sublessor has elected to pay the difference between the actual cost thereof and the amount equal to six months' Base Rent. If the Parties elect termination, Sublessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Sublessor written notice specifying a termination date at least ninety days thereafter. Such termination date shall, however, in no event be earlier than the last day that Sublessee could legally utilize the Premises without commencing such Capital Expenditure.

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      b)    If such  Capital  Expenditure  is not the result of the specific and unique use of the Premises by Sublessee (such as governmentally mandated seismic modifications, then Sublessor shall pay for said Capital Expenditure and the cost thereof shall be prorated between the Sublessor and Sublessee and Sublessee shall only be obligated to pay, each month during the remainder of the term of this sublease, on the date which Rent is due, an amount equal to the product of multiplying the cost of such Capital Expenditure by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is specified pursuant to Federal Income tax
            regulations  or  guidelines  for  depreciation   thereof  (including
            interest  on  the  unamortized   balance  as  is  then  commercially
            reasonable  in  the  judgment  of  Sublessor's   accountant),   with
            Sublessee reserving the right to prepay its obligations at any time. Provided, however, that if such Capital Expenditure is required during the last two years of this Sublease or if Sublessor reasonably determine that it is not economically feasible to pay its share thereof, Sublessor shall have the option of terminate this Sublease upon ninety days prior written notice to Sublease unless notifies Sublessor, in writing, within ten days after receipt of Sublessor's termination notice that Sublessee will pay such Capital Expenditure. If Sublessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Sublessee may advance such funds and deduct same, with interest, from Rent until Sublessor's share of such costs have been fully paid. If Sublessee is unable to finance Sublessor's share or if the balance of the Rent due and payable for the Sublease is not sufficient to fully reimburse Sublessee on an offset basis, Sublease shall have the right in terminate this Sublease upon ten days written notice to Sublessor.
      c)    Notwithstanding   the  above,  the  provisions   concerning  Capital
            Expenditure are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditure are instead triggered by Sublessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the
            Premises  then,  and  in  that  event,   Sublessee  shall  be  fully
            responsible for the cost thereof, and Sublessee shall not have any right to terminate this Sublease.

      6.3 Acceptance of Premises and Lessee. Sublessee acknowledges that:

      a) It has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use.

      b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility thereof as the same relate to its occupancy of the Premises, and

      c) Neither Sublessor, Sublessor's agent, nor any Broker has made any oral or written representations or warrants with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that:

            a) Broker has made no representations, promises, or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and


            b) It is Sublessor's responsibility to investigate the financial capability and/or suitability of all proposed tennants

7. MASTER LEASE.

      7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a copy of which is attached hereto marked
Exhibit 1, wherein ARDEN REALTY LIMITED PARTNERSHIP is the lessor, hereinafter the "Master Lease".

      7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

      7.3 The terms, conditions and respective obligations of Sublessor and Sublessee shall be the terms and conditions of the Master Lease except which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purpose of this Sublease, deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herin.

      7.4 During the term of this Sublease and for all the periods subsequent for the obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: N/A.

      7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

      7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

      7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or performs Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

      7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that, to its knowledge, no default exists on the part of any party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

      8.1  Sublessor   hereby   assigns  and  transfers  to  Master  Lessor  the
Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject, however, to terms of Paragraph 8.2 hereof.

      8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor, then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

      8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents to be paid by Sublessee.

      8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

      9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

      9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantee sign this Sublease thereby giving their consent to this Sublease.

      9.3 In the event that Master Lessor does give such consent then:

      (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

      (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

      (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

      (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

      (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

      (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease, but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

      9.4 The signatures of the Master Lessor at the end of this document shall constitute its consent to the terms of this Sublease.

      9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

      9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. BROKER'S FEE.

      10.1 Upon execution hereof by all parties, Sublessor shall pay to N/A, a licensed real estate broker ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $ N/A for brokerage services rendered by Broker to Sublessor in this transaction.

      10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor, or seller.

      10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted by Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, thereas to any said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

      10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

      10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. ATTORNEYS' FEES. If any party or the Broker named herein brings an action to enforce the terms hereof to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

12. Additional Provisions: If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here. SUBLESSEE AGREES TO PAY 15.03% OF ANY ADDITIONAL RENTS OR CHARGES OF ANY KIND (I.E. EXPENSE PASSTHROUGH, ADDITIONAL RENTS, ETC.) DUE FROM SUBLESSOR TO MASTERLESSOR.

Executed at: ____Los Angeles, CA_____ _________________________________


On: January 5, 2003                   By:  __/S/ Bradley Ross__________

Address: ____________________________ By: _____________________________
                                          "Sublessor" (Corporate Seal)


Executed at: Los Angeles, CA_________________________


On: January 5, 2003_                  By: /s/ Alan Finkelstein

Address: ____________________________ By: _____________________________
                                          "Sublessee" (Corporate Seal)